Money Market Management
Premier Shares

A Portfolio of Money Market Obligations Trust

Supplement to the Prospectus dated October 29, 2007.

1. Please delete the section entitled "What are the Fund's Fees and Expenses" in its entirety and replace it with the following:

What are the Fund’s Fees and Expenses?

MONEY MARKET MANAGEMENT

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Premier Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (Before Anticipated Waiver, Reimbursement and Reduction)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[2]	0.20%
Distribution (12b-1) Fee	None
Other Expenses[3]	0.54%
Total Annual Fund Operating Expenses	0.74%
1   The percentages shown are based on anticipated expenses for the entire period ending July 31, 2008. However, the rate at which expenses are accrued during the period may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser expects to waive and/or reimburse and the shareholder services provider expects not to charge certain amounts. These are shown below along with the net expenses the Fund’s Premier Shares expect to pay for the period ending July 31, 2008.

Total Anticipated Waiver, Reimbursement and Reduction of Fund Expenses	0.60%
Total Anticipated Annual Fund Operating Expenses (after anticipated waiver, reimbursement and reduction)	0.14%
2   The Adviser expects to voluntarily waive the management fee.  The Adviser can terminate this anticipated voluntary waiver at any time.  The management fee paid by the Fund (after the anticipated voluntary waiver) is expected to be 0.00% for the period ending July 31, 2008.

3   Includes a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein. The Adviser expects to voluntarily reimburse certain operating expenses of the Fund.  The Adviser can terminate this anticipated voluntary reimbursement at any time.  In addition, the shareholder service provider expects not to charge, and therefore the Fund’s Premier Shares will not accrue, the shareholder services fee for the period ending July 31, 2008.   This anticipated reduction can be terminated at any time.  Total other expenses paid by the Fund’s Premier Shares (after the anticipated voluntary reimbursement and reduction) are expected to be  0.14% for the period ending July 31, 2008.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund’s Premier Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Premier Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s Premier Shares operating expenses are before anticipated waiver, reimbursement and reduction as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$76
3 Years	$237

2. Please delete the section entitled "Appendix A: Hypothetical Investment and Expense Information" in its entirety and replace it with the following:

APPENDIX A: HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following chart provides additional hypothetical information about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's assumed returns over a 10-year period. The chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. The chart also assumes that the Fund's annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the "Fees and Expenses" table of this prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the "Front-End Sales Charge") is reflected in the "Hypothetical Expenses" column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

MONEY MARKET MANAGEMENT: PREMIER SHARES

ANNUAL EXPENSE RATIO: 0.74%

MAXIMUM FRONT-END SALES CHARGE: NONE
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$75.58	$10,426.00
2	$10,426.00	$521.30	$10,947.30	$78.80	$10,870.15
3	$10,870.15	$543.51	$11,413.66	$82.15	$11,333.22
4	$11,333.22	$566.66	$11,899.88	$85.65	$11,816.02
5	$11,816.02	$590.80	$12,406.82	$89.30	$12,319.38
6	$12,319.38	$615.97	$12,935.35	$93.11	$12,844.19
7	$12,844.19	$642.21	$13,486.40	$97.07	$13,391.35
8	$13,391.35	$669.57	$14,060.92	$101.21	$13,961.82
9	$13,961.82	$698.09	$14,659.91	$105.52	$14,556.59
10	$14,556.59	$727.83	$15,284.42	$110.01	$15,176.70
Cumulative		$6,075.94		$918.40

July 21, 2008

Federated Securities Corp., Distributor

Cusip 608919775
38861 (7/08)